As filed with the Securities and Exchange Commission on February 25, 2005
                   Securities Act Registration No. 333-25499


                Investment Company Act Registration No. 811-5928

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No.    |_|
                       Post-Effective Amendment No. 10   |X|
                                     and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 |_|
                               AMENDMENT NO. 10          |X|
           -----------------------------------------------------------


                     Smith Barney Small Cap Core Fund, Inc.
                            (a Maryland Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                125 Broad Street
                            New York, New York 10004
                    (Address of Principal Executive Offices)

                                 (203) 890-7026
               (Registrants Telephone Number, including Area Code)

                          Robert I. Frenkel, Secretary
                     Smith Barney Small Cap Core Fund, Inc.
                            300 First Stamford Place
                           Stamford, Connecticut 06902
                     (Name and Address of Agent for Service)

                             ---------------------
                                   Copies to:
                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                            New York, New York 10019
                             ---------------------

Approximate Date of Proposed Public Offering: Continuous. It is proposed that this filing will become effective (check appropriate box):


|_| Immediately upon filing pursuant to paragraph (b) of Rule 485
|_| On [date] pursuant to paragraph (b) of Rule 485
|_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485
|X| On April 29, 2005 pursuant to paragraph (a)(1) of Rule 485

|_| 75 days after filing pursuant to paragraph (a)(2) of rule 485
|_| On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post effective amendment.

Title of Securities Being Registered: Shares of Common Stock

SMITH BARNEY SMALL CAP CORE FUND, INC.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents

Front Cover

Contents Page

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page



PART A

--------------------------------------------------------------------------------

                                   PROSPECTUS

      -------------------------------------------------------------------
                                  SMITH BARNEY
                                 SMALL CAP CORE
                                   FUND, INC.
      -------------------------------------------------------------------


      Class A, B, C and Y Shares
      April 29, 2005


      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(R)


--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Smith Barney
Small Cap Core Fund, Inc.

--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

Investments, risks and performance ........................................    2

More on the fund's investments ............................................    7

Management ................................................................    8

Choosing a class of shares to buy .........................................   10

Comparing the fund's classes ..............................................   12

Sales charges .............................................................   13

More about deferred sales charges .........................................   16

Buying shares .............................................................   17

Exchanging shares .........................................................   18

Redeeming shares ..........................................................   19

Other things to know about share transactions .............................   21

Dividends, distributions and taxes ........................................   24

Share price ...............................................................   25

Financial highlights ......................................................   27


                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks long-term capital appreciation.


Key investments. Under normal market conditions, the fund will invest at least 80% of net assets plus any borrowings for investment purposes in common stocks of U.S. companies with relatively small market capitalizations at the time of investment or other investments with similar economic characteristics. These are companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. The fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization. The Russell 2000 Index is a broad-based index of the smaller capitalization segment of the U.S. stock market.


Selection process. The manager employs an active investment strategy that focuses primarily on individual stock selection and remains diversified across several industries and sectors. The manager uses quantitative analysis to identify stocks that possess attractive growth or value characteristics. This style of stock selection, which blends in similar proportions both the growth and value disciplines of investing, is commonly known as "growth at a reasonable price." Quantitative methods are also used to control portfolio risk related to broad macroeconomic factors such as interest rate changes.

In selecting stocks based on growth characteristics, the manager generally looks for companies with:

o     Above average earnings growth
o     A pattern of reported earnings that exceeds market expectations
o     Rising earnings estimates over the next several quarters
o     High relative return based on invested capital

In selecting stocks with value characteristics, the manager looks for companies whose stock prices are undervalued relative to their earnings, sale or book values. The timing of buy and sell decisions is based on recent price trends.


2   Smith Barney Small Cap Core Fund

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Investments, risks and performance (cont'd)
--------------------------------------------------------------------------------

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Stock prices decline generally
o     Small capitalization companies fall out of favor with investors
o Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
o A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on large capitalization companies, the fund's share price may be more volatile because of its focus on small capitalization companies.

Compared to large capitalization companies, small capitalization companies and the markets for their common stocks are more likely to have:

o     More limited product lines
o     Fewer capital resources
o     More limited management depth

Further, securities of small capitalization companies are more likely to:

o     Experience sharper swings in market values
o     Be harder to sell at times and at prices the manager believes appropriate
o     Offer greater potential for gains and losses

Who may want to invest

The fund may be an appropriate investment if you:


o Are seeking to participate in the long-term growth potential of a fund that invests in small capitalization companies

o Currently have exposure to fixed income investments and the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio
o Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records


                                                   Smith Barney Mutual Funds   3

--------------------------------------------------------------------------------
Performance Information
--------------------------------------------------------------------------------


The following shows summary performance information for the fund in a bar chart and an average annual total returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year for each of the past ten years and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the average annual total returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


--------------------------------------------------------------------------------
                     Calendar Year Total Returns -- Class A
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

   95      96       97      98      99     00      01       02      03      04
   --      --       --      --      --     --      --       --      --      --
 24.02   20.56    28.25   (1.31)  21.09   1.57   (0.85)  (20.16)  39.82

                        Calendar years ended December 31

Highest and Lowest Quarterly Returns:

(for the periods shown on the bar chart)


Highest:      % in     quarter     ; Lowest:      % in      quarter     .



4   Smith Barney Small Cap Core Fund

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                          Average Annual Total Returns
                       for periods ended December 31, 2004
--------------------------------------------------------------------------------

                                                            Since      Inception
Class A                  1 year     5 years    10 years   Inception      Date
--------------------------------------------------------------------------------
Return Before Taxes                                          n/a       01/23/90
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions(1)                                        n/a       01/23/90
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions
  and Sale of
  Fund Shares(1)                                             n/a       01/23/90
--------------------------------------------------------------------------------
Other Classes (Return
  Before Taxes Only)
--------------------------------------------------------------------------------
Class B                                                                06/25/97
--------------------------------------------------------------------------------
Class C                                                                06/24/97
--------------------------------------------------------------------------------
Class Y                                                                10/17/97
--------------------------------------------------------------------------------
Russell 2000
  Index(2)                                                   n/a         n/a
--------------------------------------------------------------------------------


Prior to June 23, 1997, the fund was a non-diversified, closed-end fund, and was not subject to the cash flow fluctuations or the diversification and liquidity requirements of a diversified open-end fund. The fund's past performance may have been different if it had been a diversified open-end fund since inception.


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.
(2) The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index. The index does not reflect deductions for fees, expenses or taxes.



                                                   Smith Barney Mutual Funds   5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)  Class A   Class B   Class C   Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases (as a % of offering price)    5.00%     None      None      None
--------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or redemption)     None*     5.00%     1.00%     None
--------------------------------------------------------------------------------


                         Annual fund operating expenses
--------------------------------------------------------------------------------
(Expenses deducted from fund assets)       Class A   Class B   Class C   Class Y
--------------------------------------------------------------------------------
Management fee
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees      0.25%     1.00%     1.00%     None
--------------------------------------------------------------------------------
Other expenses
--------------------------------------------------------------------------------
Total annual fund operating expenses


* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown

o Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purpose of this example and is not a prediction of the fund's future performance.

o     You reinvest all distributions and dividends without a sales charge
o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


6   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
                      Number of years you own your shares
--------------------------------------------------------------------------------


                                           1 year  3 years   5 years  10 years
--------------------------------------------------------------------------------
Class A (with or without redemption)
--------------------------------------------------------------------------------
Class B (redemption at end of period)                                        *
--------------------------------------------------------------------------------
Class B (no redemption)                                                      *
--------------------------------------------------------------------------------
Class C (redemption at end of period)
--------------------------------------------------------------------------------
Class C (no redemption)
--------------------------------------------------------------------------------
Class Y (with or without redemption)


* Assumes conversion to Class A shares approximately eight years after purchase.

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

Derivative contracts. The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices or options on these futures, for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices
o     As a substitute for buying or selling securities
o     As a cash flow management technique


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Defensive investing. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


Portfolio holdings. The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the Statement of Additional Information ("SAI").



                                                   Smith Barney Mutual Funds   7

Risk of high portfolio turnover. The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Investment goal. The fund's investment goal is not fundamental and may be changed without shareholder approval by the fund's board of directors.

More information about the fund's investments and portfolio management techniques, some of which entail risk, is included in the statement of additional information ("SAI").


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.


--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager. The fund's investment manager is Travelers Investment Management Company ("TIMCO") or (the "manager"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 100 First Stamford Place, Stamford, Connecticut 06902. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. The fund's administrator is Smith Barney Fund Management LLC ("SBFM" or the "administrator"), an affiliate of CGM. The administrator oversees all aspects of the fund's administration and operation.

A team of individuals employed by the manager is responsible for the day-to-day management of the fund.

Management fee. For its services, the manager received a fee during the fund's last fiscal year equal to ____% of the fund's average daily net assets. In addition, the administrator received a fee for its administrative services to the fund equal to ____% of the fund's average daily net assets.



8   Smith Barney Small Cap Core Fund

Distribution plan. The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


Transfer agent and shareholder servicing agent. Citicorp Trust Bank, fsb ("Citicorp Trust"), serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder record keeping and accounting services.

Recent Developments. In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; Citicorp Trust, an affiliate of CAM; Thomas
W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, Citicorp Trust entered the transfer agent business. Citicorp Trust hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.



                                                   Smith Barney Mutual Funds   9

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are on going and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the SEC.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.


--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------


You can choose among the classes of shares described in this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

o     How much you plan to invest.
o     How long you expect to own the shares.
o The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
o     Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of



10   Smith Barney Small Cap Core Fund
the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

o Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
o The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


-------------------------------------------------------------------------------------------
                                                     Initial                    Additional
-------------------------------------------------------------------------------------------

                                            Classes A, B, C       Class Y       All Classes
-------------------------------------------------------------------------------------------
General                                          $1,000         $15 million         $50
-------------------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gifts or Transfers
to Minor Accounts                                 $250          $15 million         $50
-------------------------------------------------------------------------------------------
Qualified Retirement Plans*                        $25          $15 million         $25
-------------------------------------------------------------------------------------------
Simple IRAs                                        $1               n/a             $1
-------------------------------------------------------------------------------------------
Monthly Systematic Investment Plans                $25              n/a             $25
-------------------------------------------------------------------------------------------
Quarterly Systematic Investment Plans              $50              n/a             $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

o     the front-end sales charges that apply to the purchase of Class A shares
o the deferred sales charges that apply to the redemption of Class B and Class C shares
o     who qualifies for lower sales charges on Class A shares
o     who qualifies for a sales load waiver


Go to http://smithbarneymutualfunds.com and click on the name of the fund.


                                                  Smith Barney Mutual Funds   11

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

--------------------------------------------------------------------------------------------------
                       Class A                Class B             Class C            Class Y
--------------------------------------------------------------------------------------------------
Key features        o Initial sales         o No initial       o No initial        o No initial
                      charge                  sales charge       sales charge        or deferred
                    o You may qualify       o Deferred         o Deferred sales      sales charge
                      for reduction or        sales charge       charge for        o Must invest
                      waiver of initial       declines           only 1 year         at least
                      sales charge            over time        o Does not convert    $15 million
                    o Lower annual          o Converts to        to Class A        o Lower annual
                      expenses than           Class A after    o Higher annual       expenses than
                      Class B and             8 years            expenses than       the other
                      Class C               o Higher annual      Class A             classes
                                              expenses than
                                              Class A
--------------------------------------------------------------------------------------------------
Initial sales       Up to 5.00%;              None               None               None
charge              reduced for
                    large purchases
                    and waived for
                    certain investors.
                    No charge for
                    purchases of
                    $1,000,000 or
                    more
----------------------------------------------------------------------------------------------------
Deferred            Up to 5.00%;              Up to 5.00%        1.00% if you        None
sales charge        reduced for large         charged when       redeem within
                    purchases and             you redeem         1 year of
                    waived for certain        shares. The        purchase
                    investors; no             charge is
                    charge for purchases      reduced over
                    of $1,000,000 or          time and there
                    more                      is no deferred
                                              sales charge
                                              after 5 years
---------------------------------------------------------------------------------------------------
Annual              0.25% of average          1.00% of average   1.00% of average    None
distribution        daily net assets          daily net assets   daily net assets
and service
fees

-----------------------------------------------------------------------------------------------------
Exchange            Class A shares            Class B shares     Class C shares      Class Y shares
Privilege*          of most Smith             of most Smith      of most Smith       of most Smith
                    Barney funds              Barney funds       Barney funds        Barney funds

-----------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.


12   Smith Barney Small Cap Core Fund

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Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charges imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets of the Class A shares serviced by them.


--------------------------------------------------------------------------------
                                                                   Broker/Dealer
                                                                    Commission
                                      Sales Charge as a % of:        as a % of
                                    Offering        Net amount       offering
  Amount of purchase                price (%)      invested (%)        price
--------------------------------------------------------------------------------
Less than $25,000                      5.00            5.26             4.50
--------------------------------------------------------------------------------
$25,000 but less than $50,000          4.25            4.17             3.83
--------------------------------------------------------------------------------
$50,000 but less than $100,000         3.75            3.63             3.38
--------------------------------------------------------------------------------
$100,000 but less than $250,000        3.25            3.09             2.93
--------------------------------------------------------------------------------
$250,000 but less than $500,000        2.75            2.04             2.48
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00            0.00             1.80
--------------------------------------------------------------------------------
$1,000,000 or more                      -0-*            -0-*              *

* The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.



                                                  Smith Barney Mutual Funds   13

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that will be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.


Accumulation privilege - lets you combine the current value of Class A shares owned

      o     by you, or

      o     by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members

o Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM.

o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified


14   Smith Barney Small Cap Core Fund

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI or look at the Smith Barney Mutual Funds' website: http://smithbarneymutualfunds.com and click on the name of the fund.


Class B shares

You buy Class B shares at net asset value without paying an initial sales charge, However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

--------------------------------------------------------------------------------
                                                                     6th through
Year after purchase        1st     2nd      3rd      4th     5th         8th
--------------------------------------------------------------------------------
Deferred sales charge      5%      4%       3%       2%      1%          0%
--------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:       Shares issued:                     Shares issued:
At initial           On reinvestment of                 Upon exchange from
purchase             dividends and                      another Smith Barney
                     distributions                      fund
--------------------------------------------------------------------------------
Eight years          In same proportion as              On the date the shares
after the date       the number of Class B              originally acquired
of purchase          shares converting is to            would have converted
payment              total Class B shares               into Class A shares
                     you own (excluding
                     shares issued as dividends)


                                                  Smith Barney Mutual Funds   15

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.


Class Y shares


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


16   Smith Barney Small Cap Core Fund

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://smithbarneymutualfunds.com and click on the name of the fund.


--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
           Through a   You should contact your Service Agent to open a broker-
       Service Agent   age account and make arrangements to buy shares.

                       If you do not provide the following information, your order will be rejected:

                       o  Class of shares being bought
                       o  Dollar amount or number of shares being bought

                       You should pay for your shares through your brokerage account no later than the third business day after you place your order. CGM or your dealer representative may charge an annual account maintenance fee.

--------------------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other investors
                fund   who are clients of certain Service Agents are eligible to
                       buy shares directly from the fund.

                       o  Write the fund at the following address:

                             Smith Barney Small Cap Core Fund
                             (Specify class of shares)
                             c/o PFPC Inc.
                             P.O. Box 9699
                             Providence, RI 02940-9699

                       o Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                       o For more information, please call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010.

--------------------------------------------------------------------------------


                                                  Smith Barney Mutual Funds   17

--------------------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub-transfer
          systematic   agent to transfer funds automatically from (i) a regular
     investment plan   bank account, (ii) cash held in a brokerage account
                       opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                       o Amounts transferred should be at least $25 monthly or $50 quarterly.

                       o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                       For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------
 Smith Barney offers   You should contact your Service Agent to exchange into a
  distinctive family   other Smith Barney funds. Be sure to read the prospectus
of funds tailored to   of the fund into which you are exchanging. An exchange
 help meet the vary-   is a taxable transaction.
   ing needs of both
     large and small   o  You may exchange shares only for shares of the same
           investors      class of another Smith Barney fund. Not all Smith
                          Barney funds offer all classes of shares.
                       o  Not all Smith Barney funds may be offered in your
                          state of residence. Contact your Service Agent or the
                          transfer agent for further information.
                       o  Exchanges of Class A, Class B and Class C shares are
                          subject to minimum investment requirements (except for
                          systematic investment plan exchanges), and all shares
                          are subject to the requirements of the fund into which
                          exchanges are made. Your shares will not be subject to
                          an initial sales charge at the time of the exchange.
                       o  If you hold share certificates, the sub-transfer agent
                          must receive the certificates endorsed for transfer or
                          with signed stock powers (a document that transfers
                          ownership of certificates) before the exchange is
                          effective.
                       o  The fund may suspend or terminate your exchange
                          privilege if you engage in an excessive pattern of
                          exchanges.
--------------------------------------------------------------------------------


18   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial sales
          additional   charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will continue to be
                       measured from the date of your original purchase of
                       shares subject to a deferred sales charge. If the fund
                       into which you exchange has a higher deferred sales
                       charge, you will be subject to that charge. If you
                       exchange at any time into a fund with a lower charge, the
                       sales charge will not be reduced.
--------------------------------------------------------------------------------

        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                       Exchange ("NYSE") is open. Call Smith Barney Mutual Funds
                       Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                       You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

             By mail    If you do not have a brokerage account, contact your
                       Service Agent or write to the sub-transfer agent at the address on the following page.


--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

           Generally   Contact your Service Agent to redeem shares of the fund.

                       If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.

                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                       If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account


                                                  Smith Barney Mutual Funds   19
                       and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
             By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             Smith Barney Mutual Funds
                             Smith Barney Small Cap Core Fund
                             (Specify class of shares)
                             c/o PFPC Inc.
                             P.O. Box 9699
                             Providence, RI 02940-9699

                       Your written request must provide the following:

                       o  The name of the fund and your account number
                       o The class of shares and the dollar amount or number of shares to be redeemed
                       o  Signatures of each registered owner of the account
--------------------------------------------------------------------------------

        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Smith Barney Mutual Funds
                       Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                       Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

      Automatic cash   You can arrange for the automatic redemption of a por-
     withdrawal plan   tion of your shares on a monthly or quarterly basis. To
                       qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.



20   Smith Barney Small Cap Core Fund

                       The following conditions apply:

                       o  Your shares must not be represented by certificates

                       o  All dividends and distributions must be reinvested

                       For more information, contact your Service Agent or consult the SAI.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

o     Name of the fund

o     Your account number

o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.


                                                  Smith Barney Mutual Funds   21

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions

o Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances. Upon prior notice to shareholders and prospective investors.


For more information, contact your Service Agent or the transfer agent or consult the SAI.


Frequent Purchase and Sales of Fund shares Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund's long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers, may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing



22   Smith Barney Small Cap Core Fund
abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker-dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in onmibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds, managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future upon notice to shareholders and prospective investors. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes.



                                                  Smith Barney Mutual Funds   23

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.


--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends and distributions The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.


--------------------------------------------------------------------------------
            Transaction                   Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares          Usually capital gain or loss;
                                          long-term only if shares owned
                                          more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions      Long-term capital gain
--------------------------------------------------------------------------------
Dividends                                 Ordinary income, potentially at
                                          long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.



24   Smith Barney Small Cap Core Fund

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


Corporations may be able to take a dividends-received deduction for a portion of the income they receive.


After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies.
If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using



                                                  Smith Barney Mutual Funds   25
quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.


26   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was
audited by [           ], independent registered public accounting firm, whose
report, along with the fund's financial statements, is incorporated by reference and is available upon request.

--------------------------------------------------------------------------------
For a Class A share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------
                                   2004     2003      2002       2001      2000
--------------------------------------------------------------------------------
Net asset value,
   beginning of year
--------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income (loss)
   Net realized and
     unrealized gain (loss)
--------------------------------------------------------------------------------
Total income (loss)
   from operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income
   Net realized gains
--------------------------------------------------------------------------------
Total distributions
--------------------------------------------------------------------------------
Net asset value, end of year
--------------------------------------------------------------------------------
Total return
--------------------------------------------------------------------------------
Net assets, end of
   year (000s)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses
  Net investment income (loss)
--------------------------------------------------------------------------------
Portfolio turnover rate
--------------------------------------------------------------------------------



                                                  Smith Barney Mutual Funds   27

--------------------------------------------------------------------------------
For a Class B share of capital stock
outstanding throughout each year ended December 31:
-------------------------------------------------------------------------------
                                   2004     2003      2002       2001      2000
-------------------------------------------------------------------------------
Net asset value,
   beginning of year
--------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss
   Net realized and
     unrealized gain (loss)
--------------------------------------------------------------------------------
Total income (loss)
   from operations
--------------------------------------------------------------------------------
Less distributions from:
Net realized gains
--------------------------------------------------------------------------------
Total distributions
--------------------------------------------------------------------------------
Net asset value, end of year
--------------------------------------------------------------------------------
Total return
--------------------------------------------------------------------------------
Net assets, end of
   year (000s)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses
   Net investment loss
--------------------------------------------------------------------------------
Portfolio turnover rate
--------------------------------------------------------------------------------



28   Smith Barney Small Cap Core Fund

--------------------------------------------------------------------------------
For a Class C share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------
                                   2004     2003      2002       2001      2000
--------------------------------------------------------------------------------
Net asset value,
   beginning of year
--------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment loss
   Net realized and
     unrealized gain (loss)
--------------------------------------------------------------------------------
Total income (loss)
   from operations
--------------------------------------------------------------------------------
Less distributions from:
Net realized gains
--------------------------------------------------------------------------------
Total distributions
--------------------------------------------------------------------------------
Net asset value, end of year
--------------------------------------------------------------------------------
Total return
--------------------------------------------------------------------------------
Net assets, end of
   year (000s)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Expenses
   Net investment loss
--------------------------------------------------------------------------------
Portfolio turnover rate
--------------------------------------------------------------------------------


                                                  Smith Barney Mutual Funds   29

--------------------------------------------------------------------------------
For a Class Y share of capital stock
outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------
                                   2004     2003      2002       2001      2000
--------------------------------------------------------------------------------
Net asset value,
   beginning of year
--------------------------------------------------------------------------------
Income (loss) from operations:
   Net investment income
   Net realized and unrealized
     gain (loss)
--------------------------------------------------------------------------------
Total income (loss)
   from operations
--------------------------------------------------------------------------------
Less distributions from:
   Net investment income
   Net realized gains
   Capital
--------------------------------------------------------------------------------
Total distributions
--------------------------------------------------------------------------------
Net asset value, end of year
--------------------------------------------------------------------------------
Total return
--------------------------------------------------------------------------------
Net assets, end of
   year (000s)
--------------------------------------------------------------------------------
Ratio to average net assets:
   Expenses
   Net investment income
--------------------------------------------------------------------------------
Portfolio turnover rate
--------------------------------------------------------------------------------



30   Smith Barney Small Cap Core Fund

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Smith Barney
Small Cap
Core Fund, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information


The statement of additional information ("SAI") provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.



(Investment Company Act file
no. 811-05928)
FD01305 4/05

PART B

                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.


                                 April 29, 2005


                                125 Broad Street
                            New York, New York 10004
                                  800-451-2010

                       Statement of Additional Information


       This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Smith Barney Small Cap Core Fund, Inc. (the "fund" or "Company"), dated April 29, 2005, as amended or supplemented from time to time, and should be read in conjunction with the fund's prospectus. The fund's prospectus may be obtained from any Smith Barney Financial Consultant, or by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

       You may obtain a copy of the fund's 2004 Annual Report to Shareholders without charge by writing to the fund at the address set forth above or calling the fund at the toll free telephone number set forth above.


Table of Contents

       For ease of reference, the same section headings are used in both the prospectus and this SAI except where shown below:


       Management of the Fund .............................................   02
       Portfolio Manager Disclosure .......................................   10
       Investment Objective and Management Policies .......................   12
       Purchase, Exchange and Redemption of Shares ........................   25
       Distribution .......................................................   34
       Determination of Net Asset Value ...................................   35
       IRA and Other Prototype Retirement Plans ...........................   36
       Taxes ..............................................................   37
       Additional Information .............................................   44
       Financial Statements ...............................................   45
       Appendix A .........................................................  A-1

MANAGEMENT OF THE FUND

       The executive officers of the fund are employees of certain of the organizations that provide services to the fund. These organizations are as follows:

       Name                                                                          Service
       ----                                                                          -------

       Citigroup Global Markets Inc. ("CGM") .....................................   Distributor
       Travelers Investment Management Company
         ("TIMCO" or the "investment adviser") ...................................   Investment Adviser
       Smith Barney Fund Management LLC
         ("SBFM" or the "administrator") .........................................   Administrator
       State Street Bank and Trust Company ("State Street") ......................   Custodian
       Citicorp Trust Bank, fsb ("Citicorp Trust") ("Transfer Agent") ............   Transfer Agent
       PFPC Inc. ("sub-transfer agent") ..........................................   Sub-Transfer Agent


       These organizations and the functions they perform for the fund are discussed in the prospectus and in this SAI.


                             MANAGEMENT OF THE FUND

Directors and Executive Officers


       The Directors and Officers of the Company, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.


       An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."


                                                                                            Number
                                            Term of                                       Portfolios
                                            Office+                                         in Fund
                           Position(s)    and Length                                        Complex
       Name, Address        Held with       of Time      Principal Occupation(s)          Overseen by     Other Directorships
     and Year of Birth        Fund          Served       During Past 5 Years               Director       Held by Director**
     -----------------     -----------    ----------     ----------------------------     -----------     --------------------------

INDEPENDENT
DIRECTORS


Lee Abraham                 Director         Since       Retired                               27         Director of Signet plc
Birth year: 1927                             1999                                                         (specialty retail jeweler)

Jane F. Dasher              Director         Since       Investment Officer of                 27                 None
Birth year: 1949                             1999        Korsant Partners

Donald R. Foley             Director         Since       Retired                               27                 None
Birth year: 1922                             1989

Richard E. Hanson, Jr.      Director         Since       Retired                               27                 None
Birth year: 1941                             1999


                                                                                            Number
                                            Term of                                       Portfolios
                                            Office+                                         in Fund
                           Position(s)    and Length                                        Complex
       Name, Address        Held with       of Time      Principal Occupation(s)          Overseen by     Other Directorships
     and Year of Birth        Fund          Served       During Past 5 Years               Director       Held by Director**
     -----------------     -----------    ----------     ----------------------------     -----------     --------------------------
Paul Hardin                 Director         Since       Professor of Law and                  34                 None
Birth year: 1931                             1994        Chancellor Emeritus at
                                                         University of North
                                                         Carolina at Chapel Hill

Roderick C. Rasmussen       Director         Since       Investment Counselor                  27                 None
Birth year: 1926                             1989

John P. Toolan              Director         Since       Retired                               27         Trustee of John
Birth year: 1930                             1992                                                         Hancock Funds

INTERESTED
DIRECTORS

R. Jay Gerken*             Director/         Since       Managing Director of CGM;            219                 None
Birth year: 1951           Chairman          2002        Chairman, President and
                           President                     Chief Executive Officer of
                           and Chief                     SBFM, Travelers Investment
                           Executive                     Adviser, Inc. ("TIA") and
                           Officer                       Citi Fund Management, Inc.;
                                                         ("CFM"); Chairman, President
                                                         and Chief Executive Officer
                                                         of certain mutual funds
                                                         associated with Citigroup;
                                                         formerly, Portfolio Manager
                                                         of Smith Barney Allocation
                                                         Series Inc. (from 1996 to
                                                         2001) and Smith Barney Growth
                                                         and Income Fund (from 1996
                                                          to 2001)

OFFICERS

                                                           Term of Office+
      Name, Address               Position(s) Held          and Length of       Principal Occupation(s)
    and Year of Birth                 with Fund              Time Served        During Past 5 Years
    -----------------             ----------------         ---------------      ----------------------------------
Andrew B. Shoup                   Senior Vice President       Since 2003        Director of CAM; Senior
CAM                               and Chief                                     Vice President and Chief
125 Broad Street                  Administrative                                Administrative Officer of mutual
New York, NY 10004                Officer                                       funds associated with Citigroup;
Birth year: 1956                                                                Treasurer of certain mutual funds
                                                                                associated with Citigroup; Head of
                                                                                International Funds Administration
                                                                                of CAM (from 2001 to 2003);
                                                                                Director of Global Funds
                                                                                Administration of CAM (from 2000
                                                                                to 2001); Head of U.S. Citibank
                                                                                Funds Administration of CAM (from
                                                                                1998 to 2000).


                                                           Term of Office+
      Name, Address               Position(s) Held          and Length of       Principal Occupation(s)
    and Year of Birth                 with Fund              Time Served        During Past 5 Years
    -----------------             ----------------         ---------------      ----------------------------------
Robert Brault                     Chief Financial               Since           Vice President of CGM; Chief
CAM                               Officer and                   2004            Financial Officer and Treasurer
125 Broad Street                  Treasurer                                     of certain mutual funds associated
New York, NY 10004                                                              with Citigroup; Formerly,
Birth year: 1965                                                                Controller of certain mutual funds
                                                                                associated with Citigroup

Karprel Ozsolak                   Controller                    Since           Vice President of CGM;
CGM                                                             2002            Controller of certain mutual
125 Broad Street                                                                funds associated with Citigroup
New York, NY 10004
Birth year: 1965

Andrew Beagley                    Chief Anti-Money              Since           Director of CGM (since 2000);
CGM                               Laundering Compliance         2002            Director of Compliance, North
399 Park Avenue                   Officer and Chief              and            America of CAM (since 2000);
New York, NY 10022                Compliance Officer            2004            Director of Compliance, Europe,
Birth year: 1962                                                                the Middle East and Africa of
                                                                                Citigroup Asset Management (from
                                                                                1999 to 2000)

Robert I. Frenkel                 Secretary and                 Since           Managing Director and General
CGM                               Chief Legal Officer           2003            Counsel of Global Mutual Funds
300 First Stamford Place                                                        for CAM and its predecessor
Stamford, CT 06902                                                              (since 1994); Secretary and
Birth year: 1954                                                                Chief Legal Officer of mutual
                                                                                funds associated with Citigroup.


----------
+     Directors serve until their successors are elected and qualified.
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of SBFM and a director and/or officer of affiliates of SBFM.
** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act") (i.e., "public companies") or other investment companies registered under the 1940 Act.

       The business affairs of the fund are managed by or under the direction of the Board of Directors.


       The fund has an audit committee ("Audit Committee") comprised solely of members who are Independent Directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund's audits, the fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met [twice].

       The fund has an administrative and goverance committee which acts as a nominating and compensation committee of the Board of Directors. The fund also has an Investment Performance Committee responsible for reviewing the investment performance of the fund. The members of these respective committees are Independent Directors. The fund has a pricing committee composed of all directors which is charged with determining fair value prices for securities when required. During the most recent fiscal year, the administrative and governance committee [met ___ times/did not meet.]

       The Fund has an investment committee comprised of Messrs. Bloostein, Rasmussen and Toolan. The Investment Committee meets quarterly with senior representatives of the Manager concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the most recent fiscal year the investment committee met [ ] times.

       The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004:


                                                                         Aggregate Dollar Range of Equity
                                                                      Securities in All Registered Investment
                                Dollar Range of Equity                  Companies overseen by director in
Name of Director               Securities in the Company                 Family of Investment Companies
----------------               -------------------------              ----------------------------------------

Lee Abraham
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
R. Jay Gerken
Roderick C. Rasmussen
John P. Toolan



       As of December 31, 2004, none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the investment adviser, administrator or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, administrator or principal underwriter of the fund.

       The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Officers. Officers and Interested Directors of the Company are compensated by CGM.



                               COMPENSATION TABLE

                                                                  Total                               Total Number of
                                   Aggregate                  Compensation                            Funds for Which
                                 Compensation                 from Fund and                           Director Serves
Name of Director                 from the Fund                Fund Complex                          within Fund Complex
----------------                 -------------                -------------                         -------------------
Lee Abraham                                                     $ ______                                    27
Jane Dasher                                                     $ ______                                    27
Donald R. Foley*                                                $ ______                                    27
R. Jay Gerken+                                                  $ ______                                   219
Richard E. Hanson, Jr.                                          $ ______                                    27
Paul Hardin                                                     $ ______                                    34
Roderick C. Rasmussen*                                          $ ______                                    27
John P. Toolan*                                                 $ ______                                    27

-----------------------

+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a Director of TIMCO and a director and/or officer of affiliates of TIMCO, the Fund's investment adviser.

* Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the Company: Donald R. Foley: $___ and Roderick C.
       Rasmussen: $___, and the following amounts of their total compensation from the Fund Complex: Roderick C. Rasmussen: $______.


       Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended.


       On April __, 2005 Directors and Officers owned, in the aggregate, less than 1% of the outstanding shares of the fund.

       As of April __, 2004 to the knowledge of the fund, no single shareholder or group (as the term is used in Section 13(d) of the 1934 Act) beneficially owned of record more than 5% of the outstanding shares of any Class of the fund with the exception of the following:

         Name & Address             Shares Held               Percent
         --------------             -----------               -------

Investment Adviser -- TIMCO


       TIMCO, located at 100 First Stamford Place, Stamford, CT 06902, serves as investment adviser to the fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by TIMCO under the Advisory Agreement are described in the prospectus under "Management." TIMCO bears all of the expenses of its employees and overhead in connection with its duties under the Advisory Agreement. TIMCO is a wholly owned subsidiary of Citigroup.


       As compensation for investment advisory services, the fund pays TIMCO a fee computed daily and paid monthly at the annual rate of 0.65% of the value of the fund's average daily net assets. For the 2004, 2003 and 2002 fiscal years, the fund paid $________, $2,540,931 and $2,257,829, respectively, in investment advisory fees.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

       TIMCO serves as investment adviser to the fund pursuant to an investment advisory agreement (the "Investment Advisory Agreement") with the fund which was most recently approved by the Board of Directors, including a majority of the Independent Directors, on June 25, 2004. TIMCO is an affiliate of CGM and is an indirect, wholly-owned subsidiary of Citigroup. Subject to the supervision and direction of the Company's Board of Directors, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services.

       TIMCO (through its predecessor entities) has been in the investment counseling business since __________ and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2004 of approximately $__________ billion.

       The fund pays an investment advisory fee which is calculated daily and payable monthly according to the following schedule:

       The Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund's Board or by a majority of the outstanding voting securities of the fund (as described in the 1940 Act), and in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Board Approval of Investment Advisory Agreement

       At a meeting held on June 25, 2004, the Board of Directors of the fund considered the continuation of the fund's Investment Advisory Agreement between the manager and the fund for another year. The Board of Directors of the fund, including the Independent Directors, considered the reasonableness of the investment advisory fee with respect to the fund in light of the extent and quality of the investment advisory services provided and additional benefits received by the manager and its affiliates in connection with providing services to the fund, compared the fees charged by the manager to the fund to those charged by the manager to other funds for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by the manager with respect to the fund. The Board also considered the performance of the fund relative to a selected peer group, the fund's total expenses in comparison to funds within the peer group, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year relating to fund performance and services rendered by the manager, and benefits accruing to the manager and its affiliates from administrative and brokerage relationships with affiliates of the manager. The Board also considered the manager's research arrangements with brokers who execute transactions on behalf of the fund.

       In analyzing the expenses incurred by the manager with respect to the fund, the Board members took note of the reports they had received regarding the profitability of the mutual fund business to the manager and its affiliates. The Board also considered the expenses of the fund in comparison to those of funds within the peer group. The Board noted that it had concluded that the manager's methodology for allocating the expenses of operating the funds in the complex was reasonable and that the manager was passing on the benefits of economies of scale to the fund.

       No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement with respect to the fund. The Independent Directors were advised by separate independent legal counsel throughout the process.

       The fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the fund who are not officers, directors, shareholders or employees of CGM or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.


       The Advisory Agreement for the fund has an initial term of two years and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the fund's Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Advisory Agreement, the Board, including the Independent Directors (1) considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by TIMCO or its affiliates in connection with providing services to the fund, (2) compared the fees charged by TIMCO to those paid by similar funds or clients for comparable services, and (3) analyzed the expenses incurred by TIMCO with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to TIMCO and its affiliates from securities lending, administrative and brokerage relationships with affiliates of TIMCO, as well as research services received by TIMCO from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or TIMCO may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

       The Advisory Agreement provides that except for the expenses specifically assumed by TIMCO, the fund bears expenses incurred in its operation, including: fees of the directors not affiliated with the investment adviser or its affiliates and Board meeting expenses; fees of the investment adviser and of SBFM (or any successor) as the administrator; interest charges; taxes; charges and expenses of the fund's legal counsel and independent accountants, and of the Transfer Agent, registrar and dividend disbursing agent of the fund; expenses of issue, repurchase or redemption of shares; expenses of printing and mailing stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the fund's custodians for all services to the fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of fidelity bonding and other insurance premiums; expenses of stockholder's meetings; filing fees and expenses related to the registration and qualification of the fund's shares and the fund under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements and prospectuses); and its other business and operating expenses.

Administrator


       SBFM, located at 399 Park Avenue, New York, NY 10022 serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The services provided by SBFM under the Administration Agreement are described in the prospectus under "Management." SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services. As compensation for administration services rendered to the fund, SBFM receives a fee at the annual rate of 0.10% of the value of the fund's average daily net assets. For the 2004, 2003 and 2002 fiscal years, the fund paid SBFM $_______, $390,912 and $347,358, respectively, in administration fees.

       SBFM was incorporated in December 1968, converted to a limited liability company in 1999 and renders investment management advice to investment companies with aggregate assets under management in excess of $___ billion as of December 31, 2004. SBFM is an affiliate of CGM. SBFM and CGM are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, CGM, Smith Barney, Citigroup Asset Management, Travelers Life & Annuity and Travelers Property Casualty.


       Code of Ethics Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

       Copies of the code of ethics of the fund, its investment adviser and principal underwriter are on file with the SEC.

       Proxy Voting Guidelines and Procedures Although individual Board members may not agree with particular policies or votes by the investment adviser, the Board has approved delegating proxy voting discretion to the investment adviser believing that the investment adviser should be responsible for voting because it is a matter relating to the investment decision making process.

       Attached as Appendix A is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the investment adviser or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the investment adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment adviser always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.


       Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http://CitigroupAM.com and (3) on the SEC's website at http://www.sec.gov.

Independent Registered Public Accounting Firm


       [____________________________________], has been selected as the fund's independent registered public accounting firm to examine and report on the fund's financial statements and highlights for the fiscal year ending December 31, 2005.

                          PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

       The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

       The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.(1)

                                                   Registered                   Other Pooled
                        Portfolio                  Investment                    Investment                       Other
     Fund              Manager(s)                   Companies                     Vehicles                      Accounts
     ----              ----------            -----------------------         -------------------            ------------------
                                             [ ] Registered                  [ ] Other pooled               [ ] Other accounts
                                             investment                      investment                     with $[ ] in total
                                             companies with $[ ]             vehicles with $[ ]             assets under
                                             in total assets                 in assets under                management
                                             under management                management

                                             [ ] Registered                  [ ] Other pooled               [ ] Other accounts
                                             investment                      investment                     with $[ ] in total
                                             companies with $[ ]             vehicles with $[ ]             assets under
                                             in total assets                 in assets under                management
                                             under management                management

                                             [ ] Registered                  [ ] Other pooled               [ ] Other accounts
                                             investment                      investment                     with $[ ] in total
                                             companies with $[ ]             vehicles with $[ ]             assets under
                                             in total assets                 in assets under                management
                                             under management                management

                                             [ ] Registered                  [ ] Other pooled               [ ] Other accounts
                                             investment                      investment                     with $[ ] in total
                                             companies with $[ ]             vehicles with $[ ]             assets under
                                             in total assets                 in assets under                management
                                             under management                management

                                             [ ] Registered                  [ ] Other pooled               [ ] Other accounts
                                             investment                      investment                     with $[ ] in total
                                             companies with $[ ]             vehicles with $[ ]             assets under
                                             in total assets                 in assets under                management
                                             under management                management

-----------------------
(1) Note that this additional information must be disclosed if portfolio managers manage accounts with performance-based fee arrangements.

       Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

       CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

       The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

       Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Material Conflicts of Interest

       Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. These potential conflicts include:

       Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

       Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

       Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

       Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

       Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

       Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

       The table below identifies ownership of Fund securities by each Portfolio Manager.

                                                         Dollar Range of
   Fund            Portfolio Manager(s)             Ownership of Securities
   ----            --------------------             -----------------------







                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

       The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the fund's investment objective and management policies in the prospectus.


       Small Capitalization Companies. The fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in common stocks of U.S. companies that fall in the bottom 20% of market capitalizations of publicly traded U.S. companies and have market capitalization in excess of $100 million at the time of initial investment. Small capitalization companies are considered to be companies with market capitalizations not exceeding (i) $3 billion or (ii) the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered to be securities of small capitalization companies for purposes of the fund's 80% investment policy. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and
(iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the fund of small company securities in order to meet redemptions may require the fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. (The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors with 60 days notice to shareholders of the fund prior to any such change).


       Preferred Stocks and Convertible Securities. The fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stocks entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

       Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

       REITs. The fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

       Illiquid and Restricted Securities. The fund may invest up to 15% of its net assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) time deposits maturing from two business days through seven calendar days, (c) to the extent that a liquid secondary market does not exist for the instruments, futures contracts and options on those contracts and (d) other securities that are subject to restrictions on resale that the investment adviser has determined are not liquid under guidelines established by the fund's Board of Directors.

       Foreign Securities. The fund may invest up to 10% of its assets in securities of foreign issuers, including securities denominated in foreign currencies. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by the fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

       ADRs. The fund may purchase American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

       Repurchase Agreements. The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by the fund which are collateralized primarily by the securities subject to repurchase. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the fund's Board of Directors, the investment adviser monitors the creditworthiness of all issuers with which the fund enters into repurchase agreements.

       Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements with broker- dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by the fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the investment adviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund's assets. The fund or its custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

       Lending of Portfolio Securities. The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to CGM or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with CGM, and which is acting as a "finder."

       In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

       Short Term Instruments. As stated in the prospectus, the fund may invest in short term and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

       Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

       Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

       Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

       Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State

Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

       In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, TIMCO will carefully evaluate such investments on a case-by-case basis.

       Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Derivative Contracts

       Writing Covered Call Options. The fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

       A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The investment adviser and the fund believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the fund will not do.

       Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian.

       The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the investment adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "Determination of Net Asset Value." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

       Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

       The fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

       The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

       The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

       Purchasing Put Options. The fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

       The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the investment adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

       The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

       The premium paid by the fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

       Purchasing Call Options. The fund may purchase call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

       Index Futures Contracts. The fund may enter into futures contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities.

       A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times that the futures contract is outstanding.

       Futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

       Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

       The fund's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities it has committed to purchase or expects to purchase.

       "Margin" with respect to futures contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate futures trading and to maintain the fund's open positions in futures contracts. A margin deposit made when the futures contract is entered into ("initial margin") is intended to assure the fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the futures contract being traded.

       If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open futures contracts. The fund expects to earn interest income on its margin deposits.

       Options on Futures Contracts. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

       As an alternative to purchasing call and put options on futures, the fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on futures contracts.

       To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date. The ability to establish and close out positions on options on futures contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

       The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation under that Act. The fund will enter into transactions in futures contracts and options on futures contracts only for hedging purposes.

       New options and futures contracts and various combinations thereof continue to be developed and the fund may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

Investment Restrictions

       The fund is subject to certain restrictions and policies that are "fundamental," which may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act and Rule 18f-2 thereunder. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

       Fundamental Policies. Without the approval of a majority of its outstanding voting securities, the fund may not:

       1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder;

       2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder;

       3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;

       4. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions;

       5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act;

       6. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities; and

       7. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in REIT securities.

Non-fundamental Policies.  As a non-fundamental policy, the fund may not:

       1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

       2. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would invested in securities that are illiquid; and

       3. invest in any company for the purpose of exercising control of management.

       The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d) (1) (G) of the 1940 Act.

       Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


Disclosure of Portfolio Holdings

       The fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's portfolio securities and any ongoing arrangements to make available information about the fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of TIMCO, SBFM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

       CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

       Under the policy, a fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund's holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

       The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

       1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

       2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

       3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

       4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

       5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

       6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

       Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by a fund's Board.

       The approval of a fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to a fund's Board at its next regularly scheduled meeting.

       Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website www.citigroupam.com].

       Set forth below is a list, as of [ 2005], of those parties with whom CAM, on behalf of a fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

       To be completed by amendment.

        Recipient                Frequency            Delay before dissemination
        ---------                ---------            --------------------------








       Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

        Recipient                Frequency            Delay before dissemination
        ---------                ---------            --------------------------











Portfolio Turnover


       The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. The fund's portfolio turnover rate cannot be predicted and will vary from year to year, yet TIMCO expects that the fund's annual portfolio turnover rate may exceed 100%. A 100% portfolio turnover rate would occur, for instance, if all securities were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 2004 and 2003 fiscal years, the fund's portfolio turnover rates were 119% and ____%, respectively.


Portfolio Transactions and Brokerage

       Decisions to buy and sell securities for the fund are made by TIMCO, subject to the overall supervision and review of the fund's Board of Directors. Portfolio securities transactions for the fund are effected by or under the supervision of TIMCO.


       Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. For the 2004, 2003 and 2002 fiscal years, the fund paid $_________, $2,376,245, and $1,143,176, respectively, in brokerage commissions.

       In executing portfolio transactions and selecting brokers or dealers, it is the fund's policy to seek the best overall terms available. The Advisory Agreement between the fund and TIMCO provides that, in assessing the best overall terms available for any transaction, TIMCO shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes TIMCO, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund and/or other accounts over which TIMCO or an affiliate exercises investment discretion.


       The fund's Board of Directors will periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. TIMCO's fee under the Advisory Agreement is not reduced by reason of TIMCO's receiving such brokerage and research services. For the fiscal year ended December 31, 2004, the fund directed brokerage commissions of $_______ on transactions totaling $__________ to brokers because of research services provided.

       The fund's Board of Directors has determined that any portfolio transaction for the fund may be executed through CGM and other affiliated broker-dealers if, in TIMCO's judgment, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker-dealer charges the fund a commission rate consistent with that charged by it to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, the affiliated broker-dealer may directly execute such transactions for the fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized the affiliated broker-dealer to effect such transactions and (b) the affiliated broker-dealer annually advises the fund of the aggregate compensation it earned on such transactions. An affiliated broker-dealer will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For each of the 2004, 2003 and 2002 fiscal years, the fund paid no brokerage commissions to CGM. For the 2004 fiscal year, CGM received 0% of the brokerage commissions paid by the fund and effected 0% of the total dollar amount of transactions for the fund involving the payment of brokerage commissions.


       The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as an principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

       The fund held no securities issued by its regular broker dealers at the end of its fiscal year.

       Even though investment decisions for the fund are made independently from those of the other accounts managed by TIMCO, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by TIMCO are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by TIMCO to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the fund.


       Set forth below is a list, as of ______________, 2004 of those parties with whom SBFM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The fund's auditor also has access from time to time to the fund's portfolio holdings in connection with performing the audit and related functions.

Recipient (holdings)          Frequency               Delay before dissemination
--------------------          ---------               --------------------------










SBFM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include the Fund, to the following parties:

Recipient (holdings)          Frequency               Delay before dissemination
--------------------          ---------               --------------------------











       With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by SBFM on behalf of the fund. Neither the fund, SBFM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.


                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchase of Shares

       General. The fund offers four Classes of shares. Class A shares are sold to investors with an initial sales charge. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000. See the prospectus for a discussion of factors to consider in selecting a class of shares to purchase.

       Purchases of shares of the fund must be made through a brokerage account maintained with CGM, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. CGM and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.


       Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial and subsequent investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent. Share certificates for the fund will no longer be issued. If you currently hold shares of the fund, such certificates will continue to be honored.


       Purchase orders received by the fund or CGM prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund's agent prior to the agent's close of business. For shares purchased through CGM and Introducing Brokers purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

       Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Smith Barney Financial Consultant.

       Initial Sales Charge Alternative -- Class A Shares. The sales charges applicable to purchases of Class A shares of the fund are as follows:




                                  Sales Charge
                                  ------------

                                                                                               Dealers' Reallowance
  Amount of Investment         % of Offering Price          % of Amount Invested              as % of Offering Price
  --------------------         -------------------          --------------------              ----------------------
Less than $25,000                      5.00%                        5.26%                             4.50%
$   25,000 -- 49,999                   4.25                         4.17                              3.83
    50,000 -- 99,999                   3.75                         3.09                              3.38
   100,000 -- 249,999                  3.25                         3.09                              2.93
   250,000 -- 499,999                  2.75                         2.04                              2.48
   500,000 -- 999,000                  2.00                         0                                 1.80
 1,000,000 or more                     0*                           0*                                *

--------------------
* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution, and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. When the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.


       Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to CGM, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

       Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act.

       The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

       Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

       Initial Sales Charge Alternative -- Class C Shares. For purchases of Class C shares, there is no initial sales charge.

       Initial Sales Charge Waivers for Class A Shares. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Consultant's prior employer, (ii) was sold to the client by the Smith Barney Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the same fund, provided the reinvestment is made within 60 calendar days of the redemption and the Service Agent of any such Shareholder is notified; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the CGM 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with Citistreet Retirement Programs;
(k) purchased by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

       Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of the fund through an omnibus account.

       The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

       Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.


       Right of Accumulation. Class A shares of the fund may be purchased by any "person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of funds sponsored by CGM, which are offered with a sales charge, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

       Letter of Intent. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of

Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

       A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. The investor must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the same fund within 13 months from the date of the Letter of Intent. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further information.

       Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

       Deferred Sales Charge Alternatives. CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

       Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

       Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the CGM Retirement Programs, as described below. See "Purchase of Shares -- CGM Retirement Programs."

       ----------------------------------------------------------------
       Year Since Purchase
       Payment Was Made                                          CDSC
       ----------------------------------------------------------------
       First                                                     5.00%
       Second                                                    4.00
       Third                                                     3.00
       Fourth                                                    2.00
       Fifth                                                     1.00
       Sixth and thereafter                                      0.00

       Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

       In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any CDSC will be paid to CGM.

       To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

       Waivers of CDSC. The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemption of small account balances; and (f) redemptions of shares to effect the combination of the fund with any other investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

       CDSC waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

       Smith Barney Funds Retirement Program. The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet mini-mum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

       There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

       The class of shares you may purchase depends of the amount of your initial investment:

       Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

       Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

       If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

       Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

       For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

Exchange Privilege

       As your needs change, you may wish to reposition your investments. With Smith Barney Mutual Funds, you have the ability to exchange your shares of most Smith Barney mutual funds for those of others within the family.

       Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

       Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

       Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any fund imposing a higher CDSC than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

       Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

       Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

       During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Redemption of Shares

       The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

       The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

       If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

       Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's

Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

       Smith Barney Mutual Funds
       Smith Barney Small Cap Core Fund, Inc.
       Class A, B, C or Y (please specify)
       c/o PFPC Inc.
       P.O. Box 9699
       Providence, RI 02940-9699

       A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

       Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the fund. Any applicable CDSC will be waived on amounts withdrawn by a shareholder that do not exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

       Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)

       Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of the fund may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

       A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

       Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

       Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor any of its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

       Redemptions in Kind. In conformity with applicable rules of the SEC, redemptions may be paid in portfolio securities, in cash or any combination of both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Determination of Net Asset Value" in the prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.


       Share Certificates. Share certificates for the fund will no longer be issued. If you currently hold share certificated of the fund, such certificates will continue to be honored.


                                  DISTRIBUTION


       Effective June 5, 2000, the fund has entered into an agreement with CGM, located at 388 Greenwich Street, New York, New York 10013, to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement.


       To compensate CGM for the services it provides and for the expenses it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the fund pays CGM a distribution fee with respect to Class B and Class C shares calculated at the annual rate of 0.75% of the value of the fund's average daily net assets attributable those shares primarily intended to compensate CGM for its initial expense of paying Smith Barney Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.


       For the year ended December 31, 2004, the fees which were accrued and/or paid to CGM pursuant to Rule 12b-1 for the fund were $_____ for Class A shares, $_______ for Class B shares and $_______ for Class C shares. The distribution expenses for 2003 included compensation of financial consultants and printing costs of prospectuses and marketing materials.

       For the fiscal year ended December 31, 2004, CGM incurred the following distribution expenses for the fund:

                Smith Barney
                Financial               Branch              Marketing and            Printing
Class           Consultants             Expenses            Advertising              Expense                 Total
-----           ------------            --------            -------------            --------                -----
    A             $                     $                        --                    --                     $
    B
    C
                  ----------            --------             ------------             -------                 ----
Total

       Commissions on Class A Shares. For the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate dollar amounts of commissions on Class A shares, all of which were retained by CGM, are as follows:

                         01/01/04 to         01/01/03 to           01/01/02 to
                          12/31/04            12/31/03              12/31/02
                         -----------         -----------           -----------
Class A Shares                                 $29,000               $24,000

       Commissions on Class C Shares.* For the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate dollar amounts of commissions on Class C shares, all of which were retained by CGM, are as follows:

                         01/01/04 to         01/01/03 to           01/01/02 to
                          12/31/04            12/31/03              12/31/02
                         -----------         -----------           -----------
Class C shares                                 $29,000               $24,000

-------------------
* On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date.

       A CDSC may be imposed on certain redemptions of Class A, Class B shares and Class C shares. For Class B shares, the maximum CDSC is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. A CDSC of 1% is imposed on redemptions of Class C shares if such redemptions occur within 12 months from the date such investment was made. A CDSC of 1.00% is also imposed on redemptions of Class A shares that were purchased without an initial sales charge but subject to a CDSC if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the shares.


       For the fiscal years ended December 31, 2004, 2003 and 2002, CGM received from shareholders $__, $0 and $0, respectively, in deferred sales charges on the redemption of Class A shares.

       For the fiscal years ended December 31, 2004, 2003 and 2002, CGM received from shareholders $______, $______ and $______, respectively, in deferred sales charges on the redemption of Class B shares.

       For the fiscal years ended December 31, 2004, 2003 and 2002, CGM received from shareholders $______, $______ and $______, respectively, in deferred sales charges on the redemption of Class C shares.


       CGM will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by CGM are distribution expenses within the meaning of the Plan and may be paid from amounts received by CGM from the Company under the Plan.

                        DETERMINATION OF NET ASSET VALUE

       The net asset value per share of the fund normally is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       Securities for which market quotations are readily available are valued at current market value or, if not readily available, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Most portfolio securities listed on Nasdaq for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received from writing call and put options will be recorded as a liability, the value of which is marked to market daily. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith, generally based upon the recommendations provided by the investment adviser. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the investment adviser.

       Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. As a result, the fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund. The determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 p.m. on each day that the NYSE is open will be reflected in the fund's net asset value unless the investment adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value.

                    IRA AND OTHER PROTOTYPE RETIREMENT PLANS

       Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the fund or CGM. Investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension  --  IRA

       Individual Retirement Accounts ("IRAs"). If a shareholder or his or her spouse have earned income, each of them may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples where one spouse is non-working may now contribute a total of $6,000 ($7,000 if both the shareholder and his or her spouse are age 50 or older by the end of the year) annually to their IRAs.

       If a shareholder is considered an active participant in an employer-sponsored retirement plan, he or she may still be eligible for a full or partial deduction depending upon his or her combined adjusted gross income ("AGI"). For married couples filing jointly for 2004, a full deduction is permitted if your combined AGI is $65,000 or less ($45,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is more than $55,000 but less than $75,000 (more than $45000 but less than $55,000 for an unmarried individual); and no deduction when AGI is above $70,000 ($50,000 for an unmarried individual). However, if a shareholder is married and his or her spouse is covered by a employer-sponsored retirement plan, but the shareholder is not, the shareholder will be eligible for a full deduction if his or her combined AGI is $150,000 or less. A partial deduction is permitted if the shareholder's combined AGI is between $150,000-$160,000 and no deduction is permitted for AGI at or above $160,000.

       The rules applicable to so-called "Roth IRAs" differ from those described above.

       A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

       An employer who has established a Simplified Employee Pension -- IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution to each participant's account of 25% (up to $40,000 for 2004) of each participant's compensation. Compensation is capped at $200,000 for 2004.

Paired Defined Contribution Prototype

       Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the CGM Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of participant of up to 25% of compensation, but not to exceed $40,000 for an individual participant.

                                      TAXES

       The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments


       The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

       As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of
(i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

       On December 31, 2004, the Fund had, for U.S. federal income tax purposes, approximately $_________ of capital loss carryforwards available to offset future capital gains of the fund that are realized prior to the expiration of the carryforwards in ____.


       The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

       If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


       The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.


       The fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.


       The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.]


       Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.


       Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.


       Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

       If the fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

       Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

       The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of U.S. Shareholders


       Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

       The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

       Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


       Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified as dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


       We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

       If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

       Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).


       Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


       Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

       If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


       Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

       Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxation

       Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

       Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


       If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

       Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

       In general. United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

       Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

       Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

       However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.


       The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

                             ADDITIONAL INFORMATION

       The fund, an open-end management investment company, was incorporated on October 4, 1989 in Maryland under the name The Inefficient-Market Fund Inc. as a non-diversified closed-end management investment company and converted to open-end diversified status on June 23, 1997 pursuant to shareholder approval rendered on April 18, 1997 and SEC Declaration of Effectiveness issued on June 23, 1997.

       PFPC Inc. is located at 17th and Chestnut Streets, Philadelphia, PA 19103, and serves as the custodian of the fund. Under its agreement with the fund, PFPC Inc. holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PFPC Inc. receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. PFPC Inc. is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

       Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, NY 10004, serves as the Transfer Agent and shareholder services agent of the fund. PFPC Inc., located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

       Styles of fund management In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

       Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

       That's why we offer three "styles" of fund management that can be tailored to suit each investor's unique financial goals.

       Classic Series -- our portfolio manager driven funds

       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

       Research Series -- driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

       Style Pure Series -- our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                              FINANCIAL STATEMENTS


       The fund's Annual Report for the fiscal year ended December 31, 2004, is incorporated herein by reference in its entirety. The annual report was filed with the SEC on March __, 2005, accession number ___________________.


                                     Smith Barney
                                     Small Cap Core
                                     Fund, Inc.

                                                   ---------------------------
                                                          Statement of
                                                   ---------------------------

                                                   ---------------------------
                                                     Additional Information
                                                   ---------------------------


                                                   ---------------------------
                                                         April __, 2005
                                                   ---------------------------



Smith Barney
Small Cap Core Fund, Inc.
125 Broad Street
New York, NY  10004

                                              Citigroup Global Markets Inc.
                                              -----------------------------
                                              A Member of Citigroup

                                   APPENDIX A

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

       The Board of Directors of the fund has delegated the authority to develop policies and procedures relating to proxy voting to TIMCO (the "investment adviser"). The investment adviser is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM, the investment adviser has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the investment adviser votes proxies relating to equity securities in the best interest of clients. In voting proxies, the investment adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.

       The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.


       In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.


       In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.


       CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.


       If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C

OTHER INFORMATION


Item 22. Exhibits


(a)(1) Amended and Restated Articles of Incorporation dated June 16, 1997 are incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Articles of Amendment dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 3.


      (3) Articles of amendment dated April 29, 2004 are incorporated by reference to Post-Effective Amendment No. 9.


(b)(1) Registrants By-Laws are incorporated by reference to Pre-Effective Amendment No. 1

(b)(2) Form of Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 8.

(c) Registrants form of Stock Certificate for Class A is incorporated by reference to Pre-Effective Amendment No. 1

(d) Investment Advisory Agreement dated June 23, 1997, between the Registrant and Travelers Investment Management Company is incorporated by reference to Pre-Effective Amendment No. 1.

(e)(1) Form of Distribution Agreement between the Registrant and Smith Barney Inc., is incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Form of Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 3.

(f) Not applicable.

(g) (1)Form of Custodian Services Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Pre-Effective Amendment No. 7.

(h)(1) Form of Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

      (2) Amended Administration Agreement dated June 23, 1997, between the Registrant and Mutual Management Corp. (f/k/a Smith Barney Mutual Funds Management Inc.,) is incorporated by reference to Pre-Effective Amendment No. 1.

(i) Opinion of Sullivan and Cromwell dated June 13, 1997 is incorporated by reference to Pre-Effective Amendment No. 1.


(j)(1) Not applicable.


(j)(2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 8.

(k) Not applicable.

(l) Not applicable.

(m)(1) Services and Distribution plan pursuant to Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1.

            (2) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 3.


            (3) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 9.


(n) Not applicable.

(o)(1) Form of Rule 18f-3 Plan of the Registrant is incorporated by reference to the Pre-Effective Amendment No. 1.

            (2) Form of Amended and Restated Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 3.

(p)(1) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 5.

(p)(2) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 8.

Item 23. Persons Controlled by or Under Common Control with Registrant


The Registrant is not controlled directly or indirectly by any person. Information regarding the Registrants institutional manager is set forth under the caption Management of the Fund in the Prospectus included in Part A of this Registration Statement on Form N-1A.


Item 24. Indemnification


Reference is made to Article IX of Registrants Articles of Incorporation for a complete statement of its terms.


Item 25. Business and other Connections of the Investment Adviser.


Travelers Investment Management Company (TIMCO) (the Adviser) serves as the investment adviser for the Fund pursuant to a written agreement dated June 23, 1997 (the Advisory Agreement). TIMCO was incorporated on August 31, 1967 under the laws of the State of Connecticut. TIMCO is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (Holdings) which in turn is a wholly owned subsidiary of Citigroup Inc. TIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 (the Advisers Act) since 1971 and has, through its predecessors, been in the investment counseling business since 1967.


The list required by this Item 25 of officers and directors of TIMCO together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by TIMCO pursuant to the Advisers Act (SEC File No. 801-07212).

Item 26. Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM") (formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.


(b) The information required by this Item 26 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).


(c) Not applicable.


Item 27. Location of Accounts and Records


         Smith Barney Small Cap Core Fund, Inc.
         125 Broad Street
         New York, New York 10004

         TIMCO
         100 First Stamford Place
         Stamford, Connecticut 06902

         Smith Barney Fund Management LLC
         399 Park Avenue
         New York, New York 10022
         and
         300 First Stamford Place, 4th Floor
         Stamford, CT 06902

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110

         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York  10013

         Citicorp Trust Bank, fsb
         125 Broad Street
         New York, New York 10004

         PFPC Inc.
         P. O. Box 9699
         Providence, RI 02940-9699


Item 28. Management Services


         Not applicable.


Item 29. Undertakings


      The Registrant hereby undertakes to furnish to each person to whom a Prospectus of any series of the Registrant is delivered a copy of the Registrants latest annual report, upon request and without charge.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Smith Barney Small Cap Core Fund, Inc., has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 25th day of February, 2005.


            SMITH BARNEY SMALL CAP CORE FUND, INC.

                     By:  /s/  R. Jay Gerken
                               R. Jay Gerken
                               President

            As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                           Date



/s/R. Jay Gerken President,      Chairman                        02/25/2005
R. Jay Gerken                    of the Board and
                                 Chief Executive Officer


/s/Robert Brault                 Treasurer                       02/25/2005
Robert Brault                    (Chief Financial Officer)


/s/ Lee Abraham*                 Director                        02/25/2005
Lee Abraham


/s/ Donald R. Foley*             Director                        02/25/2005
Donald R. Foley


/s/ Jane Dasher*                 Director                        02/25/2005
Jane Dasher


/s/ Richard E. Hanson, Jr.*      Director                        02/25/2005
Richard E. Hanson, Jr.


/s/ Paul Hardin*                 Director                        02/25/2005
Paul Hardin


/s/ Roderick C. Rasmussen*       Director                        02/25/2005
Roderick C. Rasmussen


/s/ John P. Toolan*              Director                        02/25/2005
John P. Toolan



*By : /s/ R. Jay Gerken
          R. Jay Gerken
          Attorney-in-Fact, pursuant to Power of Attorney previously filed.

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